UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 19, 2013

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-54879	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Madison Avenue, Suite 306, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Copy of correspondence to:

Marc J. Ross, Esq.

James M. Turner, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 19, 2013, Tonix Pharmaceuticals Holding Corp. (the “Company”) held its annual meeting of shareholders, at which the Company’s shareholders approved six proposals. The proposals are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on April 3, 2013 pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended.

Proposal 1

The Company’s shareholders elected eight individuals to the Board of Directors as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Seth Lederman	27,745,313	899,222	841,238
Stuart Davidson	27,745,313	899,222	841,238
Patrick Grace	27,745,313	899,222	841,238
Donald W. Landry	27,745,313	899,222	841,238
Ernest Mario	27,745,313	899,222	841,238
Charles E. Mather IV	27,745,313	899,222	841,238
John Rhodes	27,745,313	899,222	841,238
Samuel Saks	27,745,313	899,222	841,238

Proposal 2

The Company’s shareholders ratified the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013, as set forth below:

Votes For	Votes Against	Abstentions
29,267,653	198,120	20,000

Proposal 3

The Company’s shareholders granted discretionary authority to the Company’s board of directors to (A) amend the Articles of Incorporation of the Company to effect one or more consolidations of the issued and outstanding shares of common stock, pursuant to which the shares of common stock would be combined and reclassified into one share of common stock at a ratio within the range from 1-for-2 up to 1-for-25 (the “Reverse Stock Split”) and (B) determine whether to arrange for the disposition of fractional interests by shareholder entitled thereto, to pay in cash the fair value of fractions of a share of common stock as of the time when those entitled to receive such fractions are determined, or to entitle shareholder to receive from the Company’s transfer agent, in lieu of any fractional share, the number of shares of common stock rounded up to the next whole number, provided that, (X) that the Company shall not effect Reverse Stock Splits that, in the aggregate, exceeds 1-for-25, and (Y) any Reverse Stock Split is completed no later than the first anniversary of the date of the annual meeting of shareholders, as set forth below:

Votes For	Votes Against	Abstentions
28,701,153	764,620	20,000

2

Proposal 4

The Company’s shareholders approved the Tonix Pharmaceuticals Holding Corp. 2012 Amended and Restated Incentive Stock Option Plan, which increased the number of shares of the Company’s common stock reserved for issuance from 4,000,000 to 11,000,000, as set forth below:

Votes For	Votes Against	Abstentions
25,359,535	765,000	2,520,000

Proposal 5

The Company’s shareholders approved on an advisory basis, the compensation of the Company’s named executive officers, as set forth below:

Votes For	Votes Against	Abstentions
28,401,535	223,000	20,000

Proposal 6

The Company’s shareholders approved on an advisory basis, a three-year frequency with which the Company should conduct future shareholder advisory votes on named executive officer compensation, as set forth below:

One Year	Two Years	Three Years	Broker Non-Votes
2,031,400	205,837	25,602,070	841,238

3

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: April 23, 2013	By: /s/ SETH LEDERMAN
Seth Lederman
President and Chief Executive Officer

4